                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

        Date of Report (Date of earliest event reported): March 15, 2006

                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES BLC-2)
             (Exact name of registrant as specified in its charter)

            DELAWARE               001-31233             13-3891329
          (State or other         (Commission           (I. R. S. Employer
         jurisdiction  of         File Number)         Identification No.)
         incorporation)

                WORLD FINANCIAL CENTER,                 10080
                  NEW YORK, NEW YORK                 (Zip Code)
                 (Address of principal
                  executive offices)
                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.         REGISTRANT'S BUSINESS AND OPERATIONS

               Not applicable.

SECTION 2.         FINANCIAL INFORMATION

               Not applicable.

SECTION 3.         SECURITIES AND TRADING MARKETS

               Not applicable.

SECTION 4.         MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

               Not applicable.

SECTION 5.         CORPORATE GOVERNANCE AND MANAGEMENT

               Not applicable.

SECTION 6.         ASSET-BACKED SECURITIES

               Not applicable.

SECTION 7.         REGULATION FD

               Not applicable.

SECTION 8.         OTHER EVENTS

         ITEM 8.01 OTHER EVENTS

                   99.1 Distribution to holders of the PreferredPLUS Trust Certificates Series BLC-2 on March 15, 2006.

                            For information with respect to the
                   underlying securities held by PreferredPLUS Trust Series BLC-2, please refer to Belo Corp.'s (Commission file number 001-08598) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

                            Although we have no reason to believe the
                   information concerning the underlying securities or the underlying securities issuer contained in the underlying securities issuer's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer (including, without limitation, no investigation as to its financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if you were investing directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.



SECTION 9                  FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

                   (a) Financial statements of business acquired.

                       Not applicable

                   (b) Pro forma financial information.

                       Not applicable.

                   (c) Shell company transactions.

                       Not applicable.

                   (d) Exhibits.

                    99.1 Trustee's report in respect of the March 15, 2006
                         distribution to holders of the PreferredPLUS Trust Certificates Series BLC-2.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       MERRILL LYNCH DEPOSITOR, INC.

         Date: March 30, 2006          By:      /s/ Stephan Kuppenheimer
                                                 ------------------------------
                                       Name:    Stephan Kuppenheimer
                                       Title:   President



                                  EXHIBIT INDEX

                  99.1 Trustee's report in respect of the March 15, 2006 distribution to holders of the PreferredPLUS Trust Certificates Series BLC-2.